UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2007
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-02199 (Commission File Number)	39-0126090 (I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On March 5, 2007, Allis-Chalmers Energy Inc. (the “Company”) filed an application to list its common stock, par value $0.01 per share (the “Common Stock”), on the New York Stock Exchange (the “NYSE”) under its current symbol “ALY”. Subject to approval by the NYSE of the Company’s listing application, the Company intends to delist its Common Stock from the American Stock Exchange. The Company expects that its Common Stock will begin trading on the NYSE on March 22, 2007.

Item 7.01.	Regulation FD Disclosure.
     On March 7, 2007, the Company distributed a press release announcing the filing of the Company’s application to list its Common Stock on the NYSE. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated March 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: March 7, 2007	By:	/s/ Theodore F. Pound III

	Name:	Theodore F. Pound III
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated March 7, 2007.